Investor Presentation Period ending Q4 – December 31, 2025 Property of Rimini Street ©2026 | Proprietary and Confidential 1

PROPERTY OF RIMINI STREET ©2025 | PROPRIETARY AND CONFIDENTIAL LEGAL DISCLAIMER 2 © 2026 Rimini Street, Inc. All rights reserved. “Rimini Street” is a registered trademark of Rimini Street, Inc. in the United States and other countries, and Rimini Street, the Rimini Street logo, and combinations thereof, and other marks marked by TM are trademarks of Rimini Street, Inc. All other trademarks remain the property of their respective owners, and unless otherwise specified, Rimini Street claims no affiliation, endorsement, or association with any such trademark holder or other companies referenced herein. Investor Presentation This presentation is for informational purposes only and has been prepared to assist interested parties in making their own evaluation with respect to a proposed investment in Rimini Street. The information contained herein does not purport to be all-inclusive. Rimini Street assumes no obligation to update the information in this presentation. This presentation does not constitute an offer to sell or a solicitation of an offer to buy any securities, nor shall there be any sale, issuance or transfer of securities in any jurisdiction where, or to any person to whom, such offer, solicitation or sale may be unlawful. Forward-Looking Statements Certain statements included in this communication are not historical facts but are forward-looking statements for purposes of the safe harbor provisions under The Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “anticipate,” “assume,” “believe,” “budget,” “continue,” “could,” “currently,” “estimate,” “expect,” “forecast,” “future,” “intend,” “may,” “might,” “outlook,” “plan,” “possible,” “goal,” “potential,” “predict,” “project,” “reflect,” “results,” “seem,” “seek,” “should,” “will,” “would” and other similar words, phrases or expressions. These forward-looking statements include, but are not limited to, statements regarding our expectations of future events, future opportunities, global expansion and other growth initiatives and our investments in such initiatives. These statements are based on various assumptions and on the current expectations of management and are not predictions of actual performance, nor are these statements of historical facts. These statements are subject to a number of risks and uncertainties regarding Rimini Street’s business, and actual results may differ materially. These risks and uncertainties include, but are not limited to our ability to attract new clients or retain and/or sell additional products or services to existing clients; our ability to achieve and maintain an adequate rate of revenue growth; cost of revenue, including changes in costs associated with our efforts to grow and the results of any efforts to manage costs to align with current revenue expectations and the expansion of our offerings; the effects of increased intense competition in our industry and our ability to compete effectively; our ability to successfully educate the market regarding the advantages of our support and managed services for enterprise resource planning (ERP) software and to sell the products and services comprising our “Rimini Smart Path ” solutions portfolio, including but not limited to our Agentic AI ERP solutions; our intentions with respect to our pricing model and expectations of client savings relative to use of other providers; the evolution of the ERP software management and support landscape facing our clients and prospects; estimates of our total addressable market; the effects of seasonal trends on our results of operations, including the contract renewal cycles for vendor-supplied software support and managed services; the effects of the efforts of enterprise software vendors to sell upgrades or migrations to cloud- based versions of their enterprise software on our results of operations; our ability to scale our operations quickly enough to meet our clients’ changing needs or decrease our costs adequately in response to changing client demand; risks arising from incorporating artificial intelligence (“AI”) technologies into our products or services or any deficiencies associated with AI technologies used by us or by our third-party vendors and service providers; our ability to maintain, protect, and enhance our brand; the continuing impact of and our ability to comply with the terms of our July 2025 settlement agreement with Oracle; our wind down of support services for Oracle PeopleSoft software products and the impact on future period revenue and costs incurred related to these efforts; the loss of one or more members of our management team and our ability to attract and retain additional qualified technical, sales and marketing personnel; our ability to expand our marketing and sales capabilities; our ability to avoid interruptions to, or degraded performance of, our services and the impact of any such interruptions or performance problems on our operations; our ability to defend against cybersecurity threats and to comply with data protection and privacy regulations; our expectations regarding new product offerings, innovation solutions, partnerships and alliance programs and our ability to develop and maintain strategic partnerships; our ability to expand internationally and the risks associated with global operations; the impact of macro-economic trends, including inflation and changes in foreign exchange rates, as well as general financial, economic, regulatory and political conditions affecting the industry in which we operate and the industries in which our clients operate; our ability to generate significant capital through our operations or to raise additional capital necessary to fund and expand our operations and invest in new services and products; our business plan and our ability to effectively secure and manage our growth and associated investments; risks relating to retention rates, including our ability to accurately predict retention rates; our ability to protect our intellectual property; our ability to maintain an effective system of internal control over financial reporting; changes in laws or regulations, including tax laws or unfavorable outcomes of tax positions we take; tariff costs, including those imposed by the United States government and the potential for retaliatory trade measures by affected countries; our ability to realize benefits from our net operating losses; any negative impact of environmental, social and governance (“ESG”) matters on our reputation or business and the exposure of our business to additional costs or risks from our reporting on such matters; our credit facility’s ongoing debt service obligations and financial and operational covenants on our business and related interest rate risk; the sufficiency of our cash and cash equivalents to meet our liquidity requirements; the volatility of our stock price; the amount and timing of repurchases, if any, under our stock repurchase program and our ability to enhance stockholder value through such program; our ability to maintain our good standing with the United States government and international governments and capture new contracts with governmental entities/agencies; the occurrence of catastrophic events that may disrupt our business or that of our current and prospective clients; future acquisitions of, or investments in, complementary companies, products, subscriptions or technologies; and those discussed under the heading “Risk Factors” in Rimini Street’s Annual Report on Form 10-K filed on February 19, 2026, and as updated from time to time by Rimini Street’s future Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8- K, and other filings by Rimini Street with the U.S. Securities and Exchange Commission. In addition, forward-looking statements provide Rimini Street’s expectations, plans or forecasts of future events and views as of the date of this communication. Rimini Street anticipates that subsequent events and developments will cause Rimini Street’s assessments to change. However, while Rimini Street may elect to update these forward-looking statements at some point in the future, Rimini Street specifically disclaims any obligation to do so, except as required by law. These forward-looking statements should not be relied upon as representing Rimini Street’s assessments as of any date subsequent to the date of this communication.

Company Overview Property of Rimini Street ©2026 3

PROPERTY OF RIMINI STREET ©2026 | PROPRIETARY AND CONFIDENTIAL Senior Executive Team Seth Ravin CEO, President and Chairman of the Board Michael L. Perica EVP and Chief Financial Officer Steve Hershkowitz Chief Revenue Officer Nancy Lyskawa EVP and Chief Client Officer David Rowe Chief Product Officer, Chief Marketing Officer and EVP, Global Transformation Joe Locandro EVP and Global Chief Information Officer Eric Helmer EVP and Global Chief Technology Officer Kevin Maddock EVP and Chief Recurring Revenue Officer and GM, North America Vijay Kumar EVP and Chief Operating Officer Craig Mackereth EVP, Global Service Delivery

Company Snapshot

Rimini Street is a global provider of end-to-end enterprise software support, products and services

Global Platform

Founded:	**2005**
Public:	**Nasdaq: RMNI**
Global Headquarters:	**Las Vegas, NV USA**
Employees:	**1,900+**
Client contracts to date:	**6,500+** (includes 200+ Fortune 500 / Global 100)
Avg Case Client Sat:	**4.9 out of 5.0**
Global Reach:	**17** countries of operation, supporting clients in **150+** countries
Gross Margin:	60%+

Revenue Growth Profile



$Millions
Revenue
$327
$374
$410
$432
$429
$422
CAGR 5.2%
2020
2021
2022
2023
2024
2025

Many Supported Products and Services

SUPPORT SERVICES

ORACLE, SAP, IBM, Microsoft, MySQL, MariaDB, PostgreSQL, MongoDB, vmware

MANAGED SERVICES

ORACLE, SAP, MariaDB, salesforce, MySQL, MongoDB, PostgreSQL, IBM, Microsoft, vmware, dayforce, workday, servicenow

PROFESSIONAL SERVICES AND SOLUTIONS

Strategic roadmaps, Composable ERP, ERP modernization, Custom solutions, Cloud migrations, Database migrations, Security assessments, Rimini solution implementations, Licensing advisory, Health checks, Skills augmentation

Fiscal Year ended December 31, 2025



Revenue by Industry
TMT
18%
23% Services
12%
Public Sector & Education
12%
Healthcare & Retail
6%
Distribution & Transportation
29%
Manufacturing



Revenue by Geography2
U.S.
46%
APAC
30%
EMEA
17%
7%
Other (1)

1. America's ex. U.S.

Property of Rimini Street ©2026

5

Rimini Street achieves an average client satisfaction rating on support cases of 4.9/5.0 (5.0 is “excellent”) Rimini Street Success Based on Client Success | Proprietary and Confidential 6 More than $10B in client savings 6,500+ client contracts to date 200+ Fortune 500 and Global 100 clients served 150+ countries supported SUPPORT | OPTIMIZE | INNOVATE Our mission is to provide extraordinary technology solutions powered by extraordinary people that achieve each client’s strategic, operational, and financial goals. Property of Rimini Street ©2026

Property of Rimini Street ©2026 | Proprietary and confidential End-to-End Outsourcing Solution for Enterprise Software Rimini Street Solutions Portfolio 7

PROPERTY OF RIMINI STREET ©2026 | PROPRIETARY AND CONFIDENTIAL Expanded TAM Support Opportunity Beyond $15B TAM for SAP and Oracle Optimize Solutions Expansion Agentic AI ERP Solutions $352B Support and Optimize TAM Accretive Innovate TAM • Access to $65B Support market beyond Oracle and SAP via expanded software product coverage and Rimini Custom • Example: • Additional significant incremental Support opportunity expansion with existing clients +$65B +$272B +++ SUPPORT OPTIMIZE INNOVATE

Property of Rimini Street ©2026 | Proprietary and confidential Why Rimini Street Wins Unique solutions with strong technology processes, know how, scale and leading global market position Managed Services: Software Support & Maintenance: Primary Competitors • Global scale servicing some of the largest systems in the world • Substantial cost savings, ROI and value compared to software vendors • Support for all custom code • Custom global tax, legal and regulatory support for more than 130+ countries • Excellent service experience (4.9 average out of 5 client satisfaction score) • Guaranteed no required software upgrades for a minimum of fifteen (15) years from switching to us • Preferred proprietary tools, methodologies and processes (some patents issued, others pending) • Only unified Support and Managed Services with a single, trusted IT partner at global scale • Substantial cost savings, ROI and value compared to systems integrator competitors • Only unified offering with “unlimited” cases for incidents and service requests • Enhancement Support • System Health Monitoring for issue avoidance • “Turnkey” service for Oracle, SAP and Salesforce systems • Excellent service experience (4.9 average out of 5 client satisfaction score) • Preferred proprietary tools, methodologies and processes 9

Rimini Smart Path Transformation without Disruption Property of Rimini Street ©2026 10

PROPERTY OF RIMINI STREET ©2026 | PROPRIETARY AND CONFIDENTIAL Innovation within Your Existing Budget “Easy as 1-2-3” The Rimini Smart Path Replace your ERP and other software vendor support with award winning, proven Rimini Support with no required upgrades and migrations and extend the useful lifespan of your existing software assets Run, secure, continuously improve and integrate your existing ERP and enterprise software portfolio with Rimini Manage for maximum efficiency and return on investment Achieve Agentic AI ERP with Rimini Agentic UX “over the top” of existing ERP and other software for intelligent process automation, AI-enabled productivity and enterprise visibility SUPPORT OPTIMIZE INNOVATE Save People, Time and Money Simplify, Streamline and Save More Fund Transformation without Disruption 1 32 Maximize Return on Current Software Investments Keep existing ERP and other enterprise software running smoothly and securely up through 2040 and beyond with Agentic AI “over the top” providing innovation Save on Software Support Costs Achieve up to 90% total savings on ERP and other software support with ultra-responsive 24/7/365 support and ten-minute response for P1/critical issues Improve Operational Performance Leverage “turnkey” services to free up limited internal IT resources for higher- ROI projects, achieve operational savings and improve results Innovate to Lead with Profit and Growth Invest in AI to achieve ERP process execution savings that lowers the total cost to serve, enhances competitive advantage and improves profitability 11

PROPERTY OF RIMINI STREET ©2026 | PROPRIETARY AND CONFIDENTIAL Rimini Smart Path Methodology: Save on Support, Self-Fund Innovation Within Existing Budget Rimini Street Solution: Self-Funded Innovation Tomorrow THE BUDGET OPPORTUNITY 60% RUN THE ENTERPRISE 40% TRANSFORM & INNOVATE THE ENTERPRISE THE BUDGET CHALLENGE Today 91% RUN THE ENTERPRISE 9% TRANSFORM & INNOVATE THE ENTERPRISE Source: Gartner - IT Key Metrics Data 2025: Industry Measures — Executive Summary, 5 December 2024 - ID G00822054 GARTNER is a registered trademark and service mark of Gartner, Inc. and/or its affiliates in the U.S. and internationally and is used herein with permission. All rights reserved

PROPERTY OF RIMINI STREET ©2026 | PROPRIETARY AND CONFIDENTIAL Real-time insights, hyper-automation, easy composability with all the compliance and security your business needs The Future is Already Here Great User Experiences AI-Driven interfaces for personalized user interactions Hyper-Automation Automating complex tasks with minimal human input Real-time Predictive Insights Predictive analytics for predictive business management Composability and Agility Modular ERP solutions for rapid business adaptation Intelligent Enterprise Operations Self-optimizing operations through machine-learning Enhanced Compliance and Security AI-enhanced security and compliance management Next Generation Enterprise Platform Capabilities 13

Property of Rimini Street ©2026 | Proprietary & Confidential 14 GLOBAL TEAM OF SUPPORT AND AMS ENGINEERS Support | Surrounded by Service Human-first expertise empowered by AI support intelligence and automation 14 SPECIALIZED TEAMS EXPERIENCED SUPPORT ENGINEERS ONBOARDING TEAM G L O B A L S U P P O R T T E A M CLIENT TEAM End Users IT Help Desk Client Engineers SI/SO Partners 24/7/365 SUPPORT AI PLATFORM AND APPLICATIONS OPTIMAL ENGINEER ASSIGNMENT | COLLABORATION | PROACTIVE CASE ESCALATION | RESOLUTION ACCELERATION UTC +12:00 ISO 9001 (Qual i ty) ISO 27001 (Secur i ty) 17 COUNTRIES 7 LANGUAGES STRATEGY SECURITY | | | | | | | | | | | | | | | | | | | | CLIENT SUCCESS TEAMINTEROPERABILITY PROFESSIONAL SERVICES PERFORMANCE TUNING TAX, LEGAL, AND REGULATORY UPDATES INTEGRATION

Rimini Steet Applied AI Digital Solution Blueprints



Intelligent Supply Chain
Adaptive Procurement
Compliance & Risk
Intelligent Financial Planning
Customer Centric Order Management
IOT Asset Management
Intelligent Product Lifecycle Management
Employee Experience
Catalog

Rimini Street is working with clients to develop AI Digital Solution Blueprints across all major business processes

- Center of Excellence Domain Architects create tailored solutions tied to common client use cases on legacy ERP systems
- Rimini Digital Solution Blueprints™ can be fulfilled in part with ServiceNow packaged apps
- ServiceNow reference architectures can be tailored to client needs by Rimini experts delivering custom workflows
- Many ERP deployments are highly customized which requires packaged apps to be updated to fit custom workflows and business processes

Property of Rimini Street ©2026 | Proprietary and confidential

Positioned for Leadership in Delivering Agentic AI ERP Property of Rimini Street ©2026 16

Rimini Agentic UX: ERP Modernization without Disruption™

Operate Existing ERP Software Releases, Invest in Agentic AI ERP Innovation Instead of ERP Software Upgrades & Migrations

Leverage your proven ERP software for years to come, accelerate adoption of all the latest innovation and capabilities across the enterprise and transform your business – all within your existing budget

REDUCE COSTS TO EXECUTE ERP PROCESSES

MODERNIZE AND ACCELERATE INNOVATION

EXTEND LIFESPAN AND VALUE

OPTIMIZE CURRENT ERP RELEASES



Rimini Agentic UX™
Modern UX
Agentic AI
Automation
Visibility
servicenow
Coupa
Anaplan
Excel
SAP
SharePoint
Oracle
Oracle NetSuite
Rimini Street
Support
Manage
Secure
Monitor
Innovate

PROPERTY OF RIMINI STREET ©2026 | PROPRIETARY AND CONFIDENTIAL

PROPERTY OF RIMINI STREET ©2026 | PROPRIETARY AND CONFIDENTIAL Market Opportunity for Agentic AI ERP Modernization Sweetest Spot: 100,000+ on- premises ERP systems are expected to remain in production for decades Sweet Spots: Rimini Street is competitive in all other segments as well Customized and Complex SaaS / Cloud based Business Apps On-premises & Existing ERP Out of the box System Integrators AI Start Ups SAP, Oracle, ERP Vendors AI Start Ups ServiceNow Microsoft Salesforce LCAP OaAS AI Start Ups AI Start Ups Rimini Street Rimini Street Rimini Street Rimini Street

PROPERTY OF RIMINI STREET ©2026 | PROPRIETARY AND CONFIDENTIAL Key differentiators and market conditions uniquely position Rimini Street as leader in Agentic AI ERP Rimini Street Owns Agentic AI ERP AI is a leapfrog strategy AI gives clients the ability to leapfrog over traditional disruptive SaaS ERP migrations Real life experience with Pilots Global Pilots in late 2025, provided the learning and foundation for deployment at scale Large addressable market Several on-premises ERP, SCM, and CRM customers are at crossroads on low-value, high-risk ERP migrations and upgrades to remain fully supported Time to value Agentic AI on ERP systems in a matter of weeks vs. months and years Rimini Street knows ERP processes Domain experience in SAP, Oracle and other ERP Software Total cost of ownership Rimini Smart Path designed to self-funds real savings for innovation and AI Strong support experience Rimini Street’s experience providing L4 Support to a large number of ERP systems Vendor agnostic Rimini’s domain experience and Agentic UX solution is vendor agnostic, allowing us to move to customer first platforms

PROPERTY OF RIMINI STREET ©2026 | PROPRIETARY AND CONFIDENTIAL 0 1 2 3 4 5 Year Value Enterprises can accelerate innovation and leapfrog over ERP upgrades and SaaS with Agentic AI ERP capabilities Rimini Accelerates Time to Market / Value for Agentic AI ERP Rimini Agentic AI ERP ERP Migration C B A C B A Support Savings Agentic AI ERP Pilot Agentic ERP Enterprise Rollout D Deferred Innovation after ERP upgrades / migrations to remain fully supported On-Premises Note: example of expected client time to market/value proposition

PROPERTY OF RIMINI STREET ©2026 | PROPRIETARY AND CONFIDENTIAL Roadmap to Client Revenue Growth with Agentic AI ERP Explorer Pack Use Cases & Expansion Pack $$ Packaged Apps $$$ Agentic AI ERP across the enterprise Build trust with Senior stakeholders building multi-year, multi-solution partnerships $$$$ T IM E VALUE $ Note: example of revenue growth per client

PROPERTY OF RIMINI STREET ©2026 | PROPRIETARY AND CONFIDENTIAL Rimini Street Agentic AI ERP – Early Momentum Sample Rimini UX Projects • Vendor Onboarding • Sales Contract Creation • S2P SLP Vendor Risk Management • Staff Claim System Modernization • Project Job Card Capture • Tender Order • Business Partner Onboarding • Sales Commission Approval • Reimbursement Request • Client Onboarding • Automating Price Discrepancies • Store Replenishment Flow • Order to Notification Process • SKU Creation • Quality Inspection • Maintenance Management • Order Fulfillment • Material Master Creation • Inventory Transfer

Financial Information Property of Rimini Street ©2026 23

PROPERTY OF RIMINI STREET ©2026 | PROPRIETARY AND CONFIDENTIAL Recent Billings and RPO growth provide increased visibility into future Revenue and ARR growth Growth Profile $Millions, Definitions page 31

PROPERTY OF RIMINI STREET ©2026 | PROPRIETARY AND CONFIDENTIAL Client Revenue and Billings growth are the path to improved performance Metrics $Millions, Definitions page 31

PROPERTY OF RIMINI STREET ©2026 | PROPRIETARY AND CONFIDENTIAL Future model indicates scale at which we can achieve full leverage Target Financial Model at Scale (Non-GAAP) Notes: • Non-GAAP Gross Margin and SG&A cost ratios exclude Stock Comp Expense • Adj. EBITDA is calculated as EBITDA (Net income plus Interest, Taxes and Depreciation), plus the impacts of outside litigation costs, derivatives and warrant expenses, asset impairment charges, reorg costs and stock-based compensation • Path to achieving Rule of 40, with a bias towards the bottom line • Margin improvements through currently underway and future AI tools and utilization metrics • SG&A cost optimization through process automation and improved sales effectiveness • No further litigation related carve outs on P&L

Historical Financial Performance Property of Rimini Street ©2026 | Proprietary and Confidential 27 1. EBITDA and Adjusted EBITDA are non-GAAP measures, see reconciliations on page 28 for historical reconciliation to the closest GAAP measure and further defined on page 32 (US$ in millions) 2020 2021 2022 2023 2024 2025 Ytd-Q3- 2024 Revenue $326.8 $374.4 $409.7 $431.5 $428.8 $421.5 $314.5 Gross Profit 200.6 238.0 257.3 269.0 261.0 254.6 188.3 Sales & Marketing Expenses 114.7 128.5 143.0 142.3 149.7 151.6 112.3 General & Administrative Expenses 52.2 64.2 75.4 73.0 73.1 70.0 54.5 Litigation Expenses, net of Insurance Recoveries 14.6 16.9 25.3 9.8 64.6 (31.4) 63.9 Reorganization Costs - - 2.5 - 5.7 4.5 4.6 Right-of-use asset impairment charge 1.2 1.6 3.0 - - - - Operating Income 17.9 26.8 8.1 43.8 (32.1) 59.9 (47.0) EBITDA(1) 18.0 23.4 10.6 49.6 (26.7) 65.6 (42.5) Adjusted EBITDA(1) $42.6 $55.8 $52.3 $71.9 $53.1 $49.8 $33.2 Revenue Growth, YoY 16.3% 14.6% 9.4% 5.3% (0.6%) (1.7%) 48.4% Gross Margin 61.4% 63.6% 62.8% 62.3% 60.9% 60.4% 59.9% Sales & Marketing Expenses, % Revenue 35.1% 34.3% 34.9% 33.0% 34.9% 36.0% 35.7% General & Administrative Expenses, % Revenue 16.0% 17.1% 18.4% 16.9% 17.0% 16.6% 17.3% EBITDA Margin % 5.5% 6.2% 2.6% 11.5% (6.2%) 15.6% (13.5%) Adjusted EBITDA Margin % 13.0% 14.9% 12.8% 16.7% 12.4% 11.8% 10.5% Deferred Revenue $257 $300 $300 $287 $281 $288 $223 Observations • Recurring subscription revenue • Strong gross margin from scale and efficiencies - AI and machine learning tools, client satisfaction 4.9 out of 5.0 • Working capital driven by upfront payments on subscription sales • Attractive tax attributes driven by U.S. net operating loss carryforwards, Federal NOL $125M and State NOL of $123M as of December 31, 2025

GAAP to Non-GAAP Reconciliations Property of Rimini Street ©2026 | Proprietary and Confidential 28 (US$ in millions) 2020 2021 2022 2023 2024 2025 GAAP Net Income (Loss) (1) $11.6 $75.2 ($2.5) $26.1 ($36.3) $37.1 Interest expense 0.1 1.6 4.3 5.5 6.3 6.2 Income tax expense (1) 4.6 (55.8) 6.3 15.2 (0.4) 18.5 Depreciation and amortization expense 1.8 2.4 2.5 2.8 3.6 3.9 EBITDA $18.0 $23.4 $10.6 $49.6 ($26.7) $65.6 Litigation costs, net of related recoveries (2) 14.6 16.9 25.3 9.8 64.6 (31.4) Loss on embedded derivatives and warrants 1.4 4.2 - - - - Impairment operating lease right-of-use assets 1.2 1.6 3.0 - - - Stock-based compensation expense 7.5 9.7 10.9 12.5 9.5 11.1 Reorganization costs - - 2.5 - 5.7 4.5 Adjusted EBITDA $42.6 $55.8 $52.3 $71.9 $53.1 $49.8 1. 2021 includes deferred income tax gain of $62.3 million 2. 2024 includes reimbursement to Oracle for attorney fees and cost of $58.7 million 3. 2025 includes remittance of legal fees from Oracle of $37.9 million

Capitalization Property of Rimini Street ©2026 | Proprietary and Confidential 29 Common Stock and equivalents (millions) Face Amount Fully Diluted (a) Common Shares outstanding & weighted average (a) 91.6 91.7 Stock Options (b) 9.4 0.2 Restricted and Performance Stock Units (c-d) 5.0 2.6 Warrants, $5.64 exercise price, expire June 2026 3.4 - Total Common Stock and equivalents 109.4 94.5 Cash / Debt ($millions) Cash and cash equivalents 120.0$ Bank Term Loan (e) 69.4 Net Cash over Debt 50.6$ (a) Fully diluted analysis, see see 10-K note 5 (EPS fully diluted) (b) Stock Options, weighted average exercise price $4.52, cashless exercise option, see 10-K note 7 (c) RSU's vest over three years, see 10-K note 7 (d) PSU's vest based on financial metric acheivements, see 10-K note 7 (e) Bank Term Loan, principal outstanding, see 10-K note 5 December 31, 2025 December 31, 2025

Rimini Street (Nasdaq: RMNI) - Investment Thesis Summary 30 1. Differentiated Business Model with Durable Moat: Pioneer in third-party enterprise software support with proven cost/value advantage, proprietary IP and awarded patents 2. First Mover in Agentic AI ERP: Positioned at the frontier of agentic AI ERP applications, enhancing automation, insights, client productivity and significant cost savings 3. Expansive and Growing Addressable Market: Operating in a large TAM with significant whitespace across industries, geographies and existing clients 4. Land, Expand, Retain and Extend Revenue Growth Strategy: Focused on driving new client acquisition, expanding wallet share and maintaining best-in-class retention 5. Attractive Margin Structure: Scalable model with clear pathway to sustained high margins and increasing free cash flow generation 6. Prudent Capital Allocation: Balanced between disciplined cost management, investment for growth and shareholder return 7. Proven, Experienced Leadership Team: Deep executive bench with a strong vision, expertise in enterprise software, services and global operations and a proven ability to execute globally

Summary of Operating Metrics Property of Rimini Street © 2026 | Proprietary and Confidential 31 ARR: Annualized Subscription Revenue • The amount of subscription revenue recognized during a quarter and multiplied by four • Gives an indication of the revenue that can be earned in the following 12-month period from the Company’s existing client base assuming no cancellations or price changes occur during that period RPO: Remaining Performance Obligations • Represents the Remaining Performance Obligations both the invoiced and unbilled non-cancellable contracts • Gives an indication of future revenue, from both deferred revenue and non-cancellable invoicing from unbilled non-cancellable contracts Gross Margin • Actual subscription revenue (dollar-based) recognized in a 12-month period from clients that were clients on the day prior to the start of the 12-month period divided by the Company’s annualized subscription revenue as of the day prior to the start of the 12-month period • Provides insight into the quality of Rimini Street’s products and services and the value that the Company’s products and services provide clients Number of Clients • Active client - Distinct entity, such as a company, an educational or government institution, or a subsidiary, division, or business unit of a company that purchases Rimini Street services to support a specific product • Growth in the number of clients is an indication of the increased adoption of the Company’s enterprise software products and services

About Non-GAAP Financial Measures and Certain Key Metrics To provide investors and others with additional information regarding Rimini Street’s results, we have disclosed the following non-GAAP financial measures and certain key metrics. We have described below Active Clients, Annualized Recurring Revenue, Adjusted Annualized Recurring Revenue and Revenue Retention Rate, each of which is a key operational metric for our business. In addition, we have disclosed the following non-GAAP financial measures: non-GAAP operating income, non-GAAP net income, EBITDA, Adjusted EBITDA, Calculated Billings, Adjusted Calculated Billings, Remaining Performance Obligations and Adjusted Remaining Performance Obligations. Rimini Street has provided in the tables above a reconciliation of each non-GAAP financial measure used in this earnings release to the most directly comparable GAAP financial measure. There were no tax effects associated with any of our non-GAAP adjustments. These non-GAAP financial measures are also described below. The primary purpose of using non-GAAP measures is to provide supplemental information that management believes may prove useful to investors and to enable investors to evaluate our results in the same way management does. We also present the non-GAAP financial measures because we believe they assist investors in comparing our performance across reporting periods on a consistent basis, as well as comparing our results against the results of other companies, by excluding items that we do not believe are indicative of our core operating performance. Specifically, management uses these non-GAAP measures as measures of operating performance; to prepare our annual operating budget; to allocate resources to enhance the financial performance of our business; to evaluate the effectiveness of our business strategies; to provide consistency and comparability with past financial performance; to facilitate a comparison of our results with those of other companies, many of which use similar non-GAAP financial measures to supplement their GAAP results; and in communications with our board of directors concerning our financial performance. Investors should be aware however, that not all companies define these non-GAAP measures consistently. Active Client is a distinct entity that purchases our services to support a specific product, including a company, an educational or government institution, or a business unit of a company. For example, we count as two separate active clients when support for two different products is being provided to the same entity. We believe that our ability to expand our active clients is an indicator of the growth of our business, the success of our sales and marketing activities, and the value that our services bring to our clients. Annualized Recurring Revenue is the amount of subscription revenue recognized during a fiscal quarter and multiplied by four. This gives us an indication of the revenue that can be earned in the following 12-month period from our existing client base, assuming no cancellations or price changes occur during that period. Subscription revenue excludes any non-recurring revenue, which has been insignificant to date. Adjusted Annualized Recurring Revenue is annualized recurring revenue adjusted to exclude PeopleSoft subscription revenue recognized during a fiscal quarter and multiplied by four. Revenue Retention Rate is the actual subscription revenue (dollar-based) recognized over a 12- month period from customers that were clients on the day prior to the start of such 12-month period, divided by our Annualized Recurring Revenue as of the day prior to the start of the 12-month period. Non-GAAP Operating Income is operating income (loss) adjusted to exclude: litigation costs and related recoveries, net, stock-based compensation expense and reorganization costs. The exclusions are discussed in further detail below. Non-GAAP Net Income is net income (loss) adjusted to exclude: litigation costs and related recoveries, net, stock-based compensation expense and reorganization costs. These exclusions are discussed in further detail below. Specifically, management excludes the following items from its non-GAAP financial measures, as applicable, for the periods presented: Litigation Costs and Related Recoveries, Net: Litigation costs and the associated litigation settlement, insurance and appeal recoveries relate to outside costs of litigation activities. These costs and recoveries reflect the litigation we are involved with, and do not relate to the day-to-day operations or our core business of serving our clients. Stock-Based Compensation Expense: Our compensation strategy includes the use of stock-based compensation to attract and retain employees. This strategy is principally aimed at aligning employee interests with those of our stockholders and to achieve long-term employee retention. As a result, stock-based compensation expense varies for reasons that are generally unrelated to operational decisions in any particular period. Reorganization Costs: The costs consist primarily of severance costs associated with the Company's reorganization plan. EBITDA is net income (loss) adjusted to exclude: interest expense, income taxes, and depreciation and amortization expense. Adjusted EBITDA is EBITDA adjusted to exclude: litigation costs and related recoveries, net, stock- based compensation expense and reorganization costs, as discussed above. Calculated Billings represents the change in deferred revenue for the current period plus revenue for the current period. Adjusted Calculated Billings is calculated billings adjusted to exclude the calculated billings associated with PeopleSoft services. Remaining Performance Obligations represent all future non-cancellable revenue under contract that has not yet been recognized as revenue, and includes deferred revenue and unbilled amounts. Adjusted Remaining Performance Obligations is the Company's remaining performance obligations adjusted to exclude the remaining performance obligations for PeopleSoft. Property of Rimini Street ©2026 | Proprietary and Confidential 32

Appendix Property of Rimini Street ©2026 | Proprietary and confidential 33 I. Vendor Spotlight a. ServiceNow b. VMware c. Workday II. Additional Product Information a. Rimini Connect b. Rimini Protect c. Rimini Watch

RS

Vendor Spotlight: Rimini & ServiceNow® on ERP Modernization

servicenow PARTNER

Signed 6/2024

From core systems to next-gen solutions, from system of record to system of action and engagement

Challenges solved

1 Core Modernization

Transforming legacy systems, outdated processes and siloed data to be agile and responsive

2 Customer Experience

Providing seamless omnichannel customer experiences

Integrating systems and data to deliver consistent, personalized experiences across devices and touchpoints

3 Data and AI

Collecting data from more sources and leveraging AI, machine learning and analytics to gain insights for innovation and improved decision making without ripping and replace existing investments.

Vision — 01 Dominate ERP modernization and composability at global scale

Strategy — 02 Cross-sell ServiceNow ERP modernization capabilities to 1000s of Rimini Street clients

Approach — 03 Set initial focus to ERP modernization and composability across user experience, AI, and automation

Goals — 04 Capture innovation budgets while enabling transformations of existing ERP investments

Rimini Consult™

Consulting Services for ServiceNow

Implementation and consulting services focusing on:

- **User Experience Enhancements** by leveraging low-code platform to significantly enhance legacy ERP systems
- **Data Normalization for AI Applications** by leveraging ServiceNow's AI capabilities to normalize ERP data
- **Workflow Automation**: by leveraging ServiceNow's workflow capabilities to automate older business processes that currently rely on ERP systems

Rimini Manage™

ServiceNow Service Provider

Subscription-based managed service for unlimited support tickets across a catalog of 100+ core administration services.

- Incident Management
- Service Requests
- Break/fix
- Performance monitoring
- Minor enhancements

Property of Rimini Street ©2026 | Proprietary and confidential

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Property of Rimini Street ©2026 | Proprietary and confidential Vendor Spotlight: Rimini Solutions for VMware® Perpetual Licensed Supported Products ▪ vSphere ▪ ESX and ESXi ▪ vCenter ▪ vRealize ▪ NSX v and t versions ▪ vSAN ▪ SRM ▪ vLCM ▪ Workstation ▪ Fusion ▪ Horizon ▪ Workspace ONE ▪ Tanzu ▪ vCloud Director ▪ And more… Ultra-responsive and comprehensive support services without required upgrades to stay fully supported Proactive, fast and cost- effective security protection, personalized to your enterprise software environment Optimize, evolve and transform IT with deep expertise from tenured professionals to meet your business objectives • Broadcom purchased VMware and is reportedly raising prices, with nearly 375,000 customers facing cost increases of 2x-10x • As part of Rimini Custom, Rimini Street launched Rimini Solutions for VMware, in a short period we have 270 total opportunities with $45M+ in pipeline and $3.6M in proposal 35

Workday® customers continue to face these universal challenges

1 Skills Shortage

The Workday ecosystem faces a constrained supply of specialized technical talent, driving increased competition and rising costs across implementation and support services.

Availability and expense of highly technical personnel is a universal industry challenge.

2 Ecosystem Complexity

The growing complexities of the Workday platform is a stark reality.

Design and administration of the Workday platform is getting more complex.

3 Innovation Constraints

70% of surveyed IT leaders say that technical debt poses a significant threat to their companies' ability to innovate

Sufficient resources are not consistently available for innovation projects that drive growth.

Property of Rimini Street ©2026 | Proprietary and confidential

Vendor Spotlight: Rimini Solutions™ for Workday®

Sales Partner workday | Services Partner workday

Signed 6/2024

Accountable and flexible expertise when you need it .

Why is this strategic for Rimini Street?

We believe Workday software is best aligned as a full lifecycle solution for PeopleSoft software clients and a strategically important transformational solution for PeopleSoft software prospects

Benefits to Rimini Street Clients

As your trusted Workday partner, Rimini Solutions™ for Workday will deliver a flexible suite of managed and consulting services delivered by global, multi-lingual ERP experts who are accountable to your evolving business needs.

Accountability

We help you focus on **needs**, **priorities**, and business **value** to manage Workday TCO and realize measurable ROI.

Flexibility

Enhancement Hours and fixed-cost **Unlimited Tickets** product features deliver the right service at the right time - when you need it most.

Multi-lingual Global Expertise

24/7/365 **multi-lingual**, **global** support can minimize your risk with staffing and skill gaps.

Rimini Consult™

Consulting Services for Workday

Functional and technical consulting, design, and delivery.

- Major and minor enhancements across Workday clouds
- Industry-specific data models
- Customer data strategy
- Systems architecture designed for scale
- Roadmap and resource planning

Rimini Manage™

AMS Services for Workday

Subscription-based managed service for unlimited support tickets across a catalog of 130+ core administration services.

- Incident Management
- Service Requests
- Break/fix
- Performance monitoring
- Minor enhancements

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Rimini Connect™

Core Problems we Solve

Loss of compatibility:

- Vendors will drop interoperability support forcing costly upgrades to remain fully supported

Risk of vendor lock-in and ability to innovate:

- Time to implement integration fixes and/or updates
- Vendor dependencies, limiting flexibility

Business or technical challenges with:

- Operational downtime and implementation costs associated with loss of compatibility

Property of Rimini Street ©2026 | Proprietary and confidential

Rimini Connect™

To enable Enterprise Software L4 support for 15+ years, Rimini Connect was created – delivering products that enable software portability and flexibility

Strategy:

Dedicated team focused on developing solutions for the most common and challenging enterprise software interoperability and integration issues often faced by Rimini clients:

- ✓ Provide interoperability / integration advisory services for L4 Clients to quickly solve their challenges
- ✓ Develop team of enterprise software experts to focus on building solutions that enable continued integration and interoperability with modern infrastructure and solutions
- ✓ Productize solutions and partner with Clients to develop a tailored roadmap for proactively future proofing their enterprise software landscape to minimize operational impact, maximize ROI, and enable portability

Services Included with L4

- Integration and interoperability advisory services to help solve the most challenging issues
- Tailored technology roadmap for proactively addressing "de-support"
- For high-value Clients and Prospects, Rimini Connect solutions may be bundled


Today

Subscription Products

- Rimini Connect™ for OS
- Rimini Connect™ for Browsers
- Rimini Connect™ for Email
- Rimini Connect™ for Java
- Rimini Connect™ Custom
- Included with above: Rimini Connect™ Console

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Rimini Protect™

Core problems we solve

No new security updates:

- When leaving vendor support
- For versions in sustaining support or past maintenance expiration dates

Worries about speed and scope of coverage:

- Faster time to protection
- Known and unknown vulnerabilities

Business or technical challenges with:

- Operational downtime, implementation costs, and protection for custom code

Rimini Protect™

Born out of necessity to enable L4 support, proactive security services and solutions purpose built for enterprise software where others fail

Strategy:

Monitor Common Vulnerability Exposures (CVEs), mapping solutions to Common Weakness Enumerations (CWEs) against secure coding and configuration violations as defined MITRE and OWASP:

- ✓ Bundle security services with Rimini Support (L4) to address minimum viable needs of most clients
- ✓ Build partner ecosystem for unparalleled expertise in Enterprise Software security by product
- ✓ Develop teams, security solutions and services to enhance any organizations Enterprise Software security as a subscription – built on Rimini Street's service methodology and capabilities

Services included with L4

- Security Vulnerability Analysis Reports (SVARS)
- Hardening guides
- Assessment services
- Security rules and policies deployed at client

SOW-based professional services

- Security Product Implementations
- In-Depth Security Assessments
- Strategic Security Roadmaps

Subscription security solutions

- (AAMS) Advanced Application and Middleware Security
- (ARM) Advanced Risk Management
- (ADS) Advanced Database Security
- Security Solution Managed Services

Property of Rimini Street ©2026 | Proprietary and confidential
38

RS

Rimini Watch™

Core Problems we Solve

Downtime:

- Missed risks and issues can turn into major outages that materially impact company operations

Lack of Awareness and Visibility of Enterprise Software:

- Time to resolve is more challenging without visibility into system performance

Loss of Vendor monitoring tools:

- Impacting Prospects and Clients who have grown dependent on their monitoring applications

Property of Rimini Street ©2026 | Proprietary and confidential

Rimini Watch™ - Observability Solution

Enhance Rimini Managed Services and Support by proactive monitoring and alerting to keep Enterprise Software up and running

Strategy:

Develop observability tools to improve and enable proactive Support and Managed Services, helping address Enterprise Software risks and issues before they impact a Client:

✓ Build monitoring tools using recognized technology (e.g., Nagios) or partner with solutions that are as good or better than the vendors (e.g., Realtech)

✓ Create and continuously improve monitors for applications and databases leveraging Rimini Street experts to deliver application and database reliability by eliminating downtime

✓ Include with Rimini Manage to deliver proactive managed services

Subscription Products

Rimini Watch™ for Applications

Comprehensive suite of ERP applications monitoring tools and services to optimize your environment and reduce downtime

Rimini Watch™ for Database

Optimize performance through increased database availability, capacity trending, and planning -- as well as faster issue identification and resolution

Coverage

- EBS
- JDE
- PSFT
- Hyperion
- SAP
- Database
- Open-Source DB

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Property of Rimini Street ©2026 | Proprietary and confidential A revolutionary suite of operational tools for Monitoring, Health Checks, Change Management, RPAs/BPAs, and Automation to address incidents. Designed with a focus on application, infrastructure, and cloud components. Used to support our main services, Rimini Support and Manage. ▪ Specialized Solutions: With 20 years of experience in mission-critical systems, crafted custom monitors for each application, meticulously tailoring their complexity. ▪ Vigilant Partner: Proactive in identifying potential issues before they escalate and creating major challenges for your business. ▪ Seamless Integration: The suite effortlessly and flawlessly integrates with ITSM, emails, and ERP systems, providing you with a comprehensive and unified operational environment. ▪ Automated: Striving to solve problems without impacting the business, using the best automatic resolution methods. Rimini WatchTM ▪ Constant downtimes and performance issues need to be addressed ▪ There is a lack of a holistic view of my enterprise application. ▪ Understanding potential issues before they impact your business Rimini WatchTM Modern Observability ▪ Looking for a substitute for the SAP Charm product ▪ Change Management process is manual and without control ▪ Constant delays in getting new capabilities in production because of errors Rimini WatchTM Change Management ▪ Modernization of my legacy systems with RPAs/BPAs ▪ Looking to streamline and automate basic business processes to save time and effort ▪ Eliminate repetitive and daily activities that are running your operation Rimini WatchTM Predictive Healing Rimini WatchTM Robots ▪ Offer scripts to automatically solve a basic problem ▪ Solve several instances of downtime due to slow incident resolution ▪ Offer monitoring and proactive resolution. Customer Challenges Our Solution Addresses Under Development Under Development Suite 40